U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     APRIL 25, 2006
                                                  ------------------------------


                              THERMODYNETICS, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                     0-10707                    06-1042505
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[State or other jurisdiction    (Commission File No.)        (I.R.S. Employer
of incorporation)                                            Identification No.)

        651 DAY HILL ROAD, WINDSOR, CONNECTICUT                       06095
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        (Address of principal executive offices)                   (Zip Code)



                                  860-683-2005
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                         (Registrant's telephone number)


                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

A. Attached hereto as Exhibit 99.1 and incorporated by reference herein is an announcement with respect to the Turbotec Products subsidiary achieves ISO 9001:2000 certification as presented in a press release of April 25, 2006.

B. Attached hereto as Exhibit 99.2 and incorporated by reference herein is an announcement with respect to Thermodynetics' UK subsidiary plans share listing on the London Stock Exchange's AIM Market as presented in a press release of April 25, 2006.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

Exhibit
Number             Description of Exhibits
---------- ---------------------------------------------------------------------

  99.1            Press Release issued by the Company on April 25, 2006,
                    "Turbotec Products subsidiary Achieves ISO 9001:2000 Certification"

  99.2            Press Release issued by the Company on April 25, 2006,
                    "Thermodynetics' UK subsidiary plans share listing on the London Stock Exchange's AIM Market"

                                   SIGNATURES






      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


(Registrant)
THERMODYNETICS, INC.



BY:  /s/Robert A. Lerman
   ------------------------------
     Robert A. Lerman, President

Date: April 25, 2006